2006 Credit Suisse First Boston
Energy Summit
2006 Credit Suisse First Boston
Energy Summit
January 31, 2006
Vail, Colorado
Investor & Public
Relations:
John Sousa, Vice President Hillarie
Bloxom,
Senior Analyst (713) 507-6466 ir@dynegy.com
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2005 and 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-
looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, as amended, including its 2004 Form 10-K and third quarter
2005 Form 10-Q, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures:
We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials. We have defined these terms in the Appendix.  For our 2005 and 2006 guidance, we have provided reconciliations of non-GAAP measures to the most directly comparable GAAP measures, reconciling “EBITDA” to net income and “free cash flow” to cash flow from operations.

3 Business Update

STERLINGTON TOLL TERMINATION
STERLINGTON TOLL TERMINATION
Represents substantial completion of exit from CRM business
Eliminates approximately $755 MM in future capacity payments;
approximately $60 MM annually through 2017
Dynegy to pay approximately $370 MM to terminate all
obligations
Results in 4Q 2005 pre-tax charge of approximately $360 MM
(approximately $235 MM after-tax)
Provides a competitive rate of return
On track for 1Q 2006 close
Allows for greater focus on physical sales of
electricity from company-owned assets

WEST COAST POWER – ROCKY  ROAD
ASSET EXCHANGE
WEST COAST POWER – ROCKY  ROAD
ASSET EXCHANGE
Dynegy to acquire NRG’s 50% interest in Rocky Road
330-MW natural gas-fired peaker developed in 1999
Long-term capacity contract through 2009
Dynegy’s 50% interest in West Coast Power to be sold to NRG
Dynegy to receive net cash proceeds of $160 MM from NRG
Increases Dynegy’s generating capacity in key region
All of Dynegy’s Midwest interests will be 100% Dynegy-owned
On track for 1Q 2006 close
Provides greater earnings and cash flow
potential in key Midwest generating region

GENERATION EARNINGS SENSITIVITY TO
NATURAL GAS
GENERATION EARNINGS SENSITIVITY TO
NATURAL GAS
$550
$650
$750
$850
$950
$9.75 Gas $11.75 Gas $13.75 Gas
Expected Generation EBITDA Ranges Given $/MMBtu Cost of Natural Gas
($/MMBtu)
$725 MM
$825 MM
$615 MM
$670 MM
$725 MM
$775 MM
$825 MM
$860 MM
$900 MM
Note:  Reflects guidance ranges as presented November 8, 2005.

$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
$0
$40
$80
$120
$160
J F M A M J J A S O N D
$0
$25
$50
$75
$100
J F M A M J J A S O N D
$0
$30
$60
$90
J F M A M J J A S O N D
2006 ON-PEAK POWER PRICES
2006 ON-PEAK POWER PRICES
NI Hub/ComEd
2005A:  $61.67
2006A/F (Dec):  $70.42
2006P:  $75.00
2006A/F (Oct):  $68.79
New York Zone G
2005A:  $92.39
2006A/F (Dec):  $112.18 2006P:  $119.00
2006A/F (Oct):  $119.19
Cinergy
2005A:  $63.65
2006A/F (Dec):  $71.96
2006P:  $78.00
2006A/F (Oct):  $72.96
New York Zone A
2005A:  $76.03
2006A/F (Dec):  $91.69 2006P:  $103.00
2006A/F (Oct):  $97.53
($/MWh) 2005 Actual 2006 Forward as of 10/31/05 (1) 2006 Forward as of 12/31/05 (2)
(1) Pricing as of 10/31/05. Prices reflect forward on-peak monthly prices for 2006.
(2) Pricing as of 12/31/05. Prices reflect forward on-peak monthly prices for 2006.

Annual Actual/Forward as of 12/31/05 (1)
$0
$30
$60
$90
ANNUAL ON-PEAK POWER PRICES
ANNUAL ON-PEAK POWER PRICES
NI Hub/ComEd
2003A:  $37.07
2006A/F:  $70.42
2004A:  $42.11
2005A:  $61.67
New York Zone G
Cinergy New York Zone A
($/MWh)
(1) Pricing as of 12/31/05. Prices reflect actual day ahead on-peak settlement prices for 2003-2005 and forward on-peak monthly prices for 2006.
2005 2004 2003 2006
Trend Line
$0
$25
$50
$75
$100
2003A:  $37.56
2006A/F:  $71.96
2004A:  $43.36
2005A:  $63.65
2005 2004 2003 2006
$0
$50
$100
$150
2003A:  $61.70
2006A/F:  $112.18
2004A:  $61.82
2005A:  $92.39
2005 2004 2003 2006
$0
$25
$50
$75
$100
$125
2003A:  $51.37
2006A/F:  $91.69 2004A:  $52.57
2005A:  $76.03
2005 2004 2003 2006

Value
Market Recovery
Value Not Captured and Collateral Posted

THEORETICAL HEDGING ACTIVITY
THEORETICAL HEDGING ACTIVITY
Time
Hedging
Activity
Hedging
Activity
Assumes market recovery progresses in an upward trend
Hedging locks in pre-set value discounted from market

ILLINOIS MARKET STRUCTURE
ILLINOIS MARKET STRUCTURE
1/24/06: Affirmative 5-0 vote for reverse auction process by state regulators adds surety and regulatory certainty to the Illinois marketplace
Expiration of current Ameren PPA at year-end 2006 will allow us to consider multiple commercialization options for our Midwest fleet
Bilateral agreements, auction participation and other strategies
Dynegy is committed to serving Illinois state
consumers and market participants through our
diverse assets
Southern Illinois
Coal-fired assets
Baseload facilities
Low-cost, reliable
Northern Illinois
Gas-fired assets
Peaking facilities
Strategic, efficient

Financial Overview

PAR OFFER TO REPURCHASE SPNs
PAR OFFER TO REPURCHASE SPNs
Declared Excess Proceeds and offered to repurchase $1.75 billion of
SPNs at par on November 10, 2005
Par offer closed December 12, 2005
$400,000 accepted the offer and payment was delivered
Excess asset sale proceeds may now be used for any purpose not otherwise prohibited under the SPN Indenture, such as
Repay (without permanently reducing) Priority Lien Debt
Repay Parity Lien Debt
Make a capital expenditure or otherwise invest in replacement assets
Toll settlement
Unsecured bond repurchase
Repayment of subordinated notes at maturity

DEBT CHART (12/31/05)
DEBT CHART (12/31/05)
Dynegy Inc..
Convertible Debentures     $225
Convertible Preferred         $400
Dynegy Power Corp.
Central Hudson
(1)
$785
Dynegy Holdings Inc.
Second Secured Notes     $1,750
Senior Notes/Debentures  $1,373
Subordinated Debentures    $200
Sithe Energies
Senior Debentures $465
Subordinated Debentures $419
Secured
Key
Secured Non-Recourse
Unsecured
(1) Reflects PV (10%) of future lease payments.

LIABILITY MANAGEMENT CONSIDERATIONS
LIABILITY MANAGEMENT CONSIDERATIONS
Overall yield and cash interest
savings
Rate of return on dollars invested
Maturity profile
Further extension of Dynegy’s
“Option Horizon”
Covenant relief
Unsecured bonds have limited
covenants
SPNs have most restrictive
covenants
Liquidity
Maintain adequate liquidity to provide
a solid financial foundation
(1) Yield To Worst reflects yield based on the bond call date.
113.75% 6.000% 900.0 7/15/13 10.125% Sr. Secured
110.50% 5.620% 625.0 7/15/10 9.875% Sr. Secured
106.25% 4.040% 225.0 7/15/08 L + 650 Sr. Secured - Floaters
90.50% 9.350% 200.0 6/1/27 8.316% SKIS - Trust Preferred
96.50% 7.970% 175.0 10/15/26 7.625% Sr. Unsecured
95.50% 7.700% 175.0 5/15/18 7.125% Sr. Unsecured
109.50% 6.810% 500.0 2/15/12 8.750% Sr. Unsecured
100.00% 6.875% 500.0 4/1/11 6.875% Sr. Unsecured
Price YTW (1) Amount Maturity Coupon
1/17/06 1/17/06
($ in MM)
Bond Prices and Yields

LOOKING AHEAD
LOOKING AHEAD
Restoring Confidence and Credibility
Completed new bank credit facilities
Reduced debt and extended maturities
Sold non-core lines of business
Restructured all long-term tolling
obligations
Resolved numerous litigations,
investigations and claims
Monetized tax assets for shareholder
benefit
The Next Phase of Dynegy’s
Development
New senior leadership team
Option horizon for recovery
Commodity-cyclical business model
Midwest and Northeast regional focus
Financial flexibility
Organic growth
Opportunistic growth
Liability management
Running and Growing Running and Restructuring
2006 2005 2002
Shareholder
Value

Appendix

DYNEGY POST-MIDSTREAM SALE:
A PURE POWER GENERATION PLAY
DYNEGY POST-MIDSTREAM SALE:
A PURE POWER GENERATION PLAY
Diversified portfolio
35% baseload, 19%
intermediate, 46% peaking
31% coal/oil, 18% dual fuel,
50% gas
Coal and dual fuel plants
perform in current high gas
price environment
Gas plants present upside for
future
Low maintenance capital
Scaleable systems with multi-
fuel logistical expertise
FRCC FRCC
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
West
43 MW Gas
Texas
610 MW Gas
Midwest
3,384 MW Coal/Oil
442 MW Gas
Southeast
815 MW Gas
825 MW Gas/Oil
Northeast
1,338 MW Gas/Oil
370 MW Coal
1,021 MW Gas
49 MW Hydro
Midwest-Peakers
3,135 MW Gas
U.S. PORTFOLIO
12,032 net MW
Note:  In December 2005, Dynegy announced the planned exchange of ownership interests in the West Coast Power and Rocky Road assets.  Map and percentages above exclude West Coast Power (902 MW) as NRG will purchase Dynegy’s 50% ownership in this facility. Additionally, Dynegy will acquire
NRG’s 50% interest in Rocky Road (165 MW) in the Midwest.  This transaction is expected to close 1Q 2006.

FUNDED DEBT AND OTHER OBLIGATIONS
MATURITY PROFILE (11/1/05, $ in MM)
FUNDED DEBT AND OTHER OBLIGATIONS
MATURITY PROFILE (11/1/05, $ in MM)
2005 2006 2007 2008 2009 2010 2011
$35
$44
$70
$339
$132
$115
$1,641
2012
2013 2014 2015 2016+
$722
$624
$138
$705
$1,087
Option Horizon
Option Horizon
Note:  Debt includes preferred stock, par value debt obligations and obligations for Central Hudson shown annually as a change in present value of the obligation using a discount factor of 10%. Holders of Dynegy convertible subordinated debentures have a put right in 2013, but are shown above maturing at the due date in 2023.

DEBT AND OTHER OBLIGATIONS ($ in MM)
DEBT AND OTHER OBLIGATIONS ($ in MM)
2005 net increase in debt primarily consists of
approximately $919 MM project debt acquired in
Sithe Energies acquisition
As of 9/30/05, 2005 debt repayments include:
$18 MM DHI Senior Notes
$17 MM Sithe Senior Notes
$5 MM Term Loan
On 10/31/05, repaid Term Loan and Riverside
note in amount of $783 MM
Net proceeds from Midstream sale of $2.4 B may
be applied to liability management or growth
opportunities
12/31/03 12/31/04 9/30/05
Secured Obligations 4,844 $         3,307 $         3,328 $
Secured Non-Recourse Obligations -               -               901
Unsecured Obligations 2,134           1,816           1,798
Preferred 411              400              400
Total Obligations 7,389 $         5,523 $         6,427 $
Cash on Hand 477 $           628 $           205 $
Note:  Debt includes preferred stock, par value debt obligations and obligations for Central Hudson.
12/31/03 12/31/04
$7,389
$5,523
$6,427
9/30/05

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Total collateral higher from year-end 2004 to 3Q 2005
Increase in GEN due to increase in fuel requirements and commodity prices
Collateral for Independence tolling arrangement reclassified from CRM to GEN
NGL collateral expected to be returned substantially by 12/31/05
Beginning in 2Q 2005, collateral transitioned toward letters of credit versus cash in order to replenish cash following the Sithe Energies acquisition and shareholder class action settlement payment
0
100
200
300
400
500
600
9/04
12/04
3/05
6/05
9/05
12/31/04 9/30/05
CRM 94 $         86 $
GEN 192          260
NGL 167          159
REG 10            -
Other 7             7
Total 470 $       512 $
Cash 376 $       187 $
LCs 94            325
Total 470 $       512 $

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Decrease in cash on hand from 12/31/04 primarily due to Sithe Energies acquisition on
1/31/05 and payments for shareholder class action litigation settlement, offset by increase in cash from substitution of letters of credit as collateral
Cash collateral (not included in liquidity figures above) totaled $187 MM at 9/30/05
Effective shelf registration statement with approximately $430 MM of availability not included in the $580 MM of liquidity*
Following sale of Midstream and required priority debt repayments, cash of $1.6 B will be available for further liability management or growth opportunities
* Settlement of shareholder class action litigation in 1Q 2005 required issuance of 17.6 MM shares of Class A common stock.  These shares were issued pursuant to an exemption from registration, and such issuance did not reduce availability under the effective shelf registration of $430 MM.
9/30/04
$1,508
Cash Availability
$1,234
12/31/04
6/30/05
$968
3/31/05
$765
$580
9/30/05

REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
RESULTS OF OPERATIONS
2004 2005 2004 2005
GEN 220 $             177 $             491 $             362 $
NGL
(1)
92                   88                   277                229
REG
(2)
85                   -                 171                -
CRM (35)                 (25)                 62                   (226)
Other (49)                 (26)                 (167)               (329)
EBITDA 313 $             214 $             834 $             36 $
Depreciation and Amortization
(3)
(79)                 (58)                 (249)               (202)
Interest Expense
(3)
(125)               (114)               (402)               (324)
Income Tax Benefit (Expense)
(3)
(31)                 (13)                 (27)                 295
Net Income (Loss) 78 $               29 $               156 $             (195) $
Less: Preferred Stock Dividends 6                      6                      17                   17
Net Income (Loss) Applicable to Common Shareholders 72 $               23 $               139 $             (212) $
Diluted Earnings (Loss) Per Share 0.16 $            0.06 $            0.37 $            (0.55) $
Significant Items (After-Tax)
(4)
- Included in Net Income (Loss) Above
Tax - Release of Valuation Allowance/Other 13 $               - $              43 $               125 $
Independence Toll Settlement Adjustment (Charge) -                 -                 -                 (109)
Discontinued Operations
(5)
36                   43                   133                97
Gas Transportation Contracts -                 -                 55                   -
Gains on Asset Sales 56                   -                 56                   -
Asset Impairments/Loss on Asset Sale (43)                 -                 (86)                 -
Acceleration of Financing Costs -                 -                 (9)                     -
Legal and Settlement Charges -                 (15)                 (35)                 (191)
Cash Flow from Operations 59 $               (169) $            120 $             (178) $
Three Months Ended Sept. 30 Nine Months Ended Sept. 30
(1) NGL classified as held for sale and financial results included in discontinued operations.
(2) REG business segment (Illinois Power) sold to Ameren as of 9/30/04.
(3) Includes results from continuing and discontinued operations.
(4) Reflects amounts included on the significant items schedule attached to the third quarter 2005 earnings release.
(5) Includes $11 MM (1Q 2004), $24 MM (2Q 2004) and $7 MM (3Q 2005) after-tax gains on asset sales in applicable periods.

2005 EARNINGS GUIDANCE ESTIMATES:
GAAP BASIS
2005 EARNINGS GUIDANCE ESTIMATES:
GAAP BASIS
Guidance as presented November 8, 2005
($ in millions)        GEN              NGL             CRM         OTHER 2005 Total
Previous EBITDA $ 425-435 -                       $ (70) $ (100-95) $ 255-270
Adjustments (Approximate)
Operations/Pricing/Other 65                   -                       15                   -                       80
New EBITDA $ 480-500 -                       $ (55) $ (100-95) $ 325-350
Depreciation (210)                -                       -                       (15) (225)
Interest (385)
Tax Benefit 112-107
Preferred Dividend (22)
Net Loss Applicable to Common Shareholders - Core Business $ (195-175)
Independence Toll Settlement Charge, pre-tax -                  -                  (169)                -                  (169)
Legal and Settlements Charges, pre-tax -                  -                  (29)                  (249)                (278)
Tax Benefit, Tax Impact - on items above -                  -                  71                   76                   147
Discontinued Operations - NGL -                  ~ 930 -                  -                  ~ 930
Net Income Applicable to Common Shareholders - GAAP $ 435-455
NGL financial results classified as discontinued operations, see following pages for further discussion
Independence toll settlement charge recorded 1Q 2005 upon closing of acquisition; $14 MM favorable pre-tax adjustment recorded following completion of purchase price allocation
CRM legal and settlements charges reflect additional $29 MM pre-tax reserve recorded 3Q 2005
Other legal and settlements charges include $253 MM related to shareholder class action and derivative settlements recorded in first six months 2005; $4 MM favorable pre- tax adjustment recorded 3Q 2005
Note:  Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’ s estimate of the breakdown of its consolidated results and are subject to change.  Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

2005 CASH FLOW GUIDANCE ESTIMATES
2005 CASH FLOW GUIDANCE ESTIMATES
NGL segment results included in non- core cash flow, see following pages for further explanation
Sithe Energies acquisition cost of $120 MM comprised of purchase price of $135 MM less various purchase price adjustments and cash acquired; Dynegy also acquired $93 MM of restricted cash that is not reflected in cash flow
Baldwin escrow funds received 3Q 2005
Shareholder class action and derivative settlements and associated legal expenses paid 2Q 2005 and 3Q 2005
Illinois Power payments related to income taxes, final working capital settlement and other items
Note:  Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.
Guidance as presented November 8, 2005
($ in millions)         GEN              NGL             CRM         OTHER 2005 Total
Previous OCF - Core Business $ 465-470 -                     $  (5) $ (460-455) $ 0-10
Adjustments (Approximate)
Operations/Pricing 65                 -                     (20)                     (30)                     15
Working Capital (65)                -                     (25)                     -                     (90)
New OCF - Core Business $ 465-470 -                     $  (50) $ (490-485) $ (75-65)
Capex - Maintenance (130)              -                     -                     (6)                       (136)
Free Cash Flow - Core Business $ 335-340 -                     $  (50) $ (496-491) $ (211-201)
Significant Items:
NGL Cash Flow -                ~ 2,588 -                     -                     ~ 2,588
ANR/Middleton Gas Payment -                -                     (26)                     -                     (26)
Sithe Energies Acquisition (120)              -                     -                     -                     (120)
Baldwin Escrow Release -                -                     -                     100                   100
Shareholder Class Action and Derivative Settlements
-                -                     -                     (268)                  (268)
Illinois Power Working Capital/Other -                -                     -                     (14)                     (14)
Capex - Development (30)                -                     -                     (5)                       (35)
Free Cash Flow $ 185-190 $ ~ 2,588 $  (76) $ (683-678) $ 2,014-2,024

2005 EARNINGS GUIDANCE ESTIMATES: GAAP
BASIS – NGL DISCONTINUED OPERATIONS
2005 EARNINGS GUIDANCE ESTIMATES: GAAP
BASIS – NGL DISCONTINUED OPERATIONS
NGL financial results classified as discontinued operations for all periods
Depreciation of NGL assets ceased as of June 1, 2005 in accordance with GAAP due to previous “held-for-sale” classification
Allocation of interest expense related to required debt reduction following sale; includes expense associated with term loan and Riverside note
Note:  Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change.
Guidance as presented November 8, 2005
($ in millions)             NGL
Previous EBITDA $250
Adjustments (Approximate)
Operations/Pricing 15
New EBITDA $  265
Depreciation (37)
Interest (50)
Tax Expense (66)
NGL Operating Results $  112
Gain on Sale of Assets ~ 1,100
Tax Expense - Gain on Sale (407)
Reversal of Deferred Tax Valuation Allowance 125
Net Income From NGL Discontinued Operations $  ~ 930

2005 CASH FLOW GUIDANCE ESTIMATES:
NGL FREE CASH FLOW
2005 CASH FLOW GUIDANCE ESTIMATES:
NGL FREE CASH FLOW
NGL segment results included in non-core cash flow due to sale
Proceeds from asset sale of $10 MM related to 3Q 2005 sale of Port Everglades property
Estimated return of collateral in 2005 of $80 MM; remaining $15 MM expected in 2006
Approximately $30 MM cash remaining in Midstream business
Note:  Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change.
Guidance as presented November 8, 2005
($ in millions)             NGL
Previous OCF - Core Business $260
Adjustments (Approximate)
Operations/Pricing 20
New OCF - Non-Core NGL Business $  280
Proceeds from Asset Sale 10
Capex (47)
Free Cash Flow From NGL Operations $  243
Cash Proceeds at Closing 2,350
Estimated Return of Collateral ~ 80
Estimated Cash Taxes ~ (40)
Estimated Transaction Costs ~ (15)
Cash Remaining with Acquirer ~ (30)
Free Cash Flow From NGL $ ~ 2,588

2006 EARNINGS GUIDANCE ESTIMATES:
GAAP BASIS
2006 EARNINGS GUIDANCE ESTIMATES:
GAAP BASIS
1. GEN includes Central Hudson lease expense of approximately $50 MM and Sithe fair market amortization of approximately $50 MM
Reflects operational EBITDA range of $825-925 MM
2. CRM consists primarily of Sterlington toll, also reflects miscellaneous legacy gas and power positions
3. Other includes approximately $130 MM G&A, which is no longer allocated to business segments, offset by approximately $30 MM interest income
4. Interest reflects savings from debt reduction, offset by costs associated with liability management activities assumed to occur throughout the year
5. Preferred dividend related to Series C Convertible Preferred Securities held by Chevron
Note:  Estimates are provided as a guide for forecasted 2006 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.
Guidance as presented November 8, 2005
($ in millions)         GEN             CRM         OTHER 2006 Total
EBITDA $ 725-825 $ (60) $ (100-90) $ 565-675
Depreciation (230)                -                       (10)                  (240)
Interest (410)
Tax Benefit (Expense) 32-(8)
Preferred Dividend (22)
Net Loss Applicable to Common Shareholders $ (75-5)
1 2 3
4
5

2006 CASH FLOW GUIDANCE ESTIMATES
2006 CASH FLOW GUIDANCE ESTIMATES
1. GEN includes Central Hudson lease payment of approximately $60 MM and Sithe interest expense of approximately $70 MM
Excluding these payments, GEN OCF range is approximately $840-940 MM
2. CRM consists of approximately $60 MM Sterlington toll payment and also includes approximately $70 MM cash working capital impact arising from timing of settlement differences between physical and financial transactions for previously hedged legacy gas and power contracts
3. Other primarily includes G&A costs of approximately $130 MM and cash interest payments of approximately $260 MM, offset by approximately $30 MM interest income
Note:  Estimates are provided as a guide for forecasted 2006 consolidated financial results on an as-reported GAAP basis.  Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.
Guidance as presented November 8, 2005
($ in millions)         GEN             CRM         OTHER 2006 Total
OCF - Core Business $ 710-810 $ (130) $ (360-350) $ 220-330
Capex - Maintenance (190)                -                       (5)                     (195)
Free Cash Flow - Core Business $ 25-135
Significant Items:
Capex - Development (5)                     (5)
Free Cash Flow $ 20-130
1 2 3

GAAP RECONCILIATION:  EARNINGS
GUIDANCE ESTIMATES
GAAP RECONCILIATION:  EARNINGS
GUIDANCE ESTIMATES
November 8, 2005 November 8, 2005
($ in millions) 2005 Guidance 2006 Guidance
Earnings before interest, taxes, and depr. and amort. (EBITDA) (1)(2) $ 1,243-1,268 $ 565-675
Depreciation and amortization expense from continuing operations (225) (240)
Depreciation and amortization expense from discontinued operations (37) -
Interest expense from continuing operations (385) (410)
Interest expense from discontinued operations (50) -
Income tax benefit (expense) from continuing operations 259-254 32-(8)
Income tax expense from discontinued operations (348) -
Net income (loss) $ 457-477 $ (53)-17
Preferred stock dividends 22 22
Net income (loss) applicable to common shareholders $ 435-455 $ (75-5)
(2) EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense.
Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income (loss) and cash flow from operations.
(1) 2005 EBITDA guidance includes a $169 MM pre-tax ($109 MM after-tax) loss related to the Independence toll settlement charge and a $278 MM pre-tax ($191 MM after-tax) charge primarily related to the settlement of our shareholder class action law suit and other legal and settlement charges. 2005 EBITDA guidance also includes earnings from the NGL segment as well as the associated gain on sale of NGL assets.

GAAP RECONCILIATION:  QTD 3Q 2005
EARNINGS ($ in MM)
GAAP RECONCILIATION:  QTD 3Q 2005
EARNINGS ($ in MM)
GEN NGL REG CRM OTHER Total
Generation 115 $         115 $
Natural Gas Liquids
Upstream   - $          -
Downstream   - -
Regulated Energy Delivery - $              -
Customer Risk Management (18) $          (18)
Other   (32) $          (32)
Operating income (loss) 115 - - (18) (32) 65 $
Earnings from unconsolidated investments 7 - - - - 7
Other items, net 2 - - (5) 3 -
Add: Depreciation and amortization expense, a component of operating income (loss) 53 - - - 3 56
EBITDA from continuing operations (1) 177 - - (23) (26) 128
EBITDA from discontinued operations, pre-tax (2) - 88 - (2) - 86
EBITDA (1) 177 $         88 $           - $          (25) $          (26) $          214 $
Depreciation and amortization expense (58)
Interest expense (114)
Pre-tax income 42
Income tax expense (13)
Net income 29 $
GEN NGL REG CRM OTHER Total
Generation 71 $           71 $
Natural Gas Liquids
Upstream   - $          -
Downstream   - -
Regulated Energy Delivery 83 $           83
Customer Risk Management (32) $          (32)
Other   (57) $          (57)
Operating income (loss) 71 - 83 (32) (57) 65 $
Earnings from unconsolidated investments 99 - - - - 99
Other items, net - - 2 (3) 1 -
Add: Depreciation and amortization expense, a component of operating income (loss) 50 - - 1 7 58
EBITDA from continuing operations (1) 220 - 85 (34) (49) 222
EBITDA from discontinued operations, pre-tax (2) - 92 - (1) - 91
EBITDA (1) 220 $         92 $           85 $           (35) $          (49) $          313 $
Depreciation and amortization expense, a component of operating income (loss) (79)
Interest expense (125)
Pre-tax income 109
Income tax expense (31)
Net income 78 $
(1)
(2) See Note (2) to "GAAP Reconciliation" on page 32.
See Note (1) to "GAAP Reconciliation" on page 37. EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income
(loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense.  Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.  However, EBITDA  should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Three Months Ended September 30, 2004
Three Months Ended September 30, 2005

GAAP RECONCILIATION:  YTD 3Q 2005
EARNINGS ($ in MM)
GAAP RECONCILIATION:  YTD 3Q 2005
EARNINGS ($ in MM)
GEN NGL REG CRM OTHER Total
Generation 194 $         194 $
Natural Gas Liquids
Upstream   - $          -
Downstream   - -
Regulated Energy Delivery - $          -
Customer Risk Management (225) $        (225)
Other   (353) $        (353)
Operating income (loss) 194 - - (225) (353) (384) $
Earnings from unconsolidated investments 14 - - - - 14
Other items, net 4 - - (5) 10 9
Add: Depreciation and amortization expense, a component of operating income (loss) 150 - - 1 14 165
EBITDA from continuing operations (1) 362 - - (229) (329) (196)
EBITDA from discontinued operations, pre-tax (2) - 229 - 3 - 232
EBITDA (1) 362 $         229 $         - $          (226) $        (329) $        36 $
Depreciation and amortization expense (202)
Interest expense (324)
Pre-tax loss (490)
Income tax benefit 295
Net loss (195) $
GEN NGL REG CRM OTHER Total
Generation 159 $         159 $
Natural Gas Liquids
Upstream   - $          -
Downstream   - -
Regulated Energy Delivery 158 $         158
Customer Risk Management 45 $           45
Other   (201) $        (201)
Operating income (loss) 159 - 158 45 (201) 161 $
Earnings (losses) from unconsolidated investments 187 - - - - 187
Other items, net - - 3 (1) 4 6
Add: Depreciation and amortization expense, a component of operating income (loss) 145 - 10 1 27 183
EBITDA from continuing operations (1) 491 - 171 45 (170) 537
EBITDA from discontinued operations, pre-tax (2) - 277 - 17 3 297
EBITDA (1) 491 $         277 $         171 $         62 $           (167) $        834 $
Depreciation and amortization expense, a component of operating income (loss) (249)
Interest expense (402)
Pre-tax income 183
Income tax expense (27)
Net income 156 $
(1)
(2) See Note (2) to "GAAP Reconciliation" on page 32.
SeeNote (1) to "GAAP Reconciliation" on page37. EBITDA is anon-GAAP financial measure. Consolidated EBITDAcanbe reconciled to Net income (loss) using the following calculation:
Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.  However, EBITDA  should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Nine Months Ended September 30, 2004
Nine Months Ended September 30, 2005

GAAP RECONCILIATION ($ in MM)
GAAP RECONCILIATION ($ in MM)
(1)
2005 2004 2005 2004
Operating income (loss) 65 $                         65 $                         (384) $                      161 $
Add: Depreciation and amortization expense, a component of operating income (loss) 56                            58                            165                          183
Earnings from unconsolidated investments 7                              99                            14                            187
Other income and expense, net -                           -                           9                              6
EBITDA from discontinued operations (3)
86                            91                            232                          297
Earnings before interest, taxes, and depreciation and amortization (EBITDA) 214                          313                          36                            834
Depreciation and amortization expense, a component of operating income (loss) (56)                           (58)                           (165)                         (183)
Depreciation and amortization expense from discontinued operations (2)                             (21)                           (37)                           (66)
Interest expense from continuing operations (99)                           (115)                         (284)                         (386)
Interest expense from discontinued operations (15)                           (10)                           (40)                           (16)
Income tax benefit (expense) from continuing operations 13                            (7)                             228                          75
Income tax benefit (expense) from discontinued operations
(26)                           (24)                           67                            (102)
Net income (loss) 29 $                         78 $                         (195) $                      156 $
-                           -                           -                           -
(2)
2005 2004 2005 2004
EBITDA from discontinued operations 86 $                         91 $                         232 $                       297 $
Depreciation and amortization expense from discontinued operations (2)                             (21)                           (37)                           (66)
Interest expense from discontinued operations (15)                           (10)                           (40)                           (16)
Income tax benefit (expense) from discontinued operations
(26)                           (24)                           67                            (102)
Income from discontinued operations, net of tax 43 $                         36 $                         222 $                       113 $
A reconciliation of EBITDA from discontinued operations to Income from discontinued operations, net of tax for the periods presented is included below.
Three Months Ended Nine Months Ended
September 30, September 30,
September 30, September 30,
Nine Months Ended Three Months Ended
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense.  Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.
However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.  A reconciliation of EBITDA to Operating income (loss) and Net income (loss)
for the periods presented is included below.

GAAP RECONCILIATION:  CASH FLOW
ESTIMATES
GAAP RECONCILIATION:  CASH FLOW
ESTIMATES
November 8, 2005 November 8, 2005
($ in millions) 2005 Guidance 2006 Guidance
Cash Flow from Operations (1) $ (98-88) $ 220-330
Less: Capex and Business Acquisition Costs (2) (338) (200)
Add:  Proceeds from Asset Sales (3) 2,450 -
Free Cash Flow (4) $ 2,014-2,024 $ 20-130
(1) Cash flow from operations in 2005 guidance includes $26 MM payment to ANR/Middleton related to the exit of long-
term gas transportation contracts, $268 MM payment related to settlement of shareholder class action litigation and $9 MM payment related to Illinois Power working capital and other.
(2) Capex and business acquisition costs in 2005 guidance includes $120 MM outflow related to the Sithe Energies acquisition. This consists of the purchase price of $135 MM less various purchase price adjustments. Dynegy also received $93 MM of restricted cash which is excluded from cash flow.
(3) Proceeds from asset sales in 2005 guidance includes proceeds from the sale of the NGL business, as well as the release of $100 MM cash held in Baldwin escrow account, offset by $5 MM payment related to Illinois Power purchase price adjustment regarding sale of assets to Ameren.
(4) Free cash flow is a non-GAAP financial measure. Free cash flow consists of cash flows from operations less capital expenditures and business acquisition costs, adjusted for proceeds from asset sales. We use free cash flow to measure the cash generating ability of our operating asset-based energy businesses relative to their capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

GAAP RECONCILIATION:  CASH FLOW ($ in MM)
GAAP RECONCILIATION:  CASH FLOW ($ in MM)
GEN NGL REG CRM OTHER Total
Cash Flow from Operations 354 $            241 $            - $            (64) $            (709) $          (178) $
Capital Expenditures (87) (39) - - (6) (132)
Business Acquisition Costs (120) - - - - (120)
Proceeds from Asset Sales (1) 1 10 (5) - 100 106
Free Cash Flow (2) 148 $            212 $            (5) $              (64) $            (615) $          (324) $
GEN NGL REG CRM OTHER Total
Cash Flow from Operations 351 $            194 $            213 $            (179) $          (459) $          120 $
Capital Expenditures (78) (41) (92) - (10) (221)
Proceeds from Asset Sales 245 65 217 - - 527
Free Cash Flow (2) 518 $            218 $            338 $            (179) $          (469) $          426 $
(1)
During the first quarter 2005, we paid approximately $5 million to Ameren related to the working capital adjustment for our sale of Illinois Power.
(2) Free cash flow is a non-GAAP financial measure.  Free cash flow consists of cash flows from operations less capital expenditures and business acquisition costs, net, adjusted for proceeds from asset sales. We use free cash flow to measure the cash generating ability of our operating asset-
based energy businesses relative to their capital expenditure obligations.  Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.  A reconciliation of free cash flow to cash flow from operations by segment for the periods presented is included above.
Nine Months Ended September 30, 2005
Nine Months Ended September 30, 2004

DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Net Primary Dispatch
Region/Facility
(1)
NERC Region Location Capacity Fuel Type Type
DMG
Baldwin MAIN (Midwest) Baldwin, IL 1,768 Coal Baseload
Havana
Units 1-5 MAIN (Midwest) Havana, IL 238 Oil Peaking
Unit 6 MAIN (Midwest) Havana, IL 445 Coal Baseload
Hennepin MAIN (Midwest) Hennepin, IL 290 Coal Baseload
Oglesby MAIN (Midwest) Oglesby, IL 54 Gas Peaking
Stallings MAIN (Midwest) Stallings, IL 82 Gas Peaking
Tilton MAIN (Midwest) Tilton, IL 176 Gas Peaking
Vermilion MAIN (Midwest) Oakwood, IL 191 Coal/Gas/Oil Baseload/Peaking
Wood River
Units 1-3 MAIN (Midwest) Alton, IL 130 Gas Peaking
Units 4-5 MAIN (Midwest) Alton, IL 452 Coal Baseload
DMG COMBINED 3,826
DMW
Bluegrass ECAR (Midwest) Oldham, Cty, KY 495 Gas Peaking
Foothills ECAR (Midwest) Louisa, KY 330 Gas Peaking
Renaissance ECAR (Midwest) Carson City, MI 660 Gas Peaking
Riverside
(6)
ECAR (Midwest) Oldham, Cty, KY 495 Gas Peaking
Rocky Road (2)
MAIN (Midwest) East Dundee, IL 165 Gas Peaking
Rolling Hills ECAR (Midwest) Wilkesville, OH 825 Gas Peaking
DMW COMBINED 2,970
DNE
Allegheny MAAC (Northeast) Pennsylvania 49 Hydro Intermediate
Danskammer
Units 1-2 NPCC (Northeast) Newburgh, NY 128 Gas/Oil Peaking
Units 3-4 (3)
NPCC (Northeast) Newburgh, NY 370 Coal/Gas/Oil Baseload
Independence NPCC (Northeast) Scriba, NY 1,021 Gas Intermediate
Roseton
(3)
NPCC (Northeast) Newburgh, NY 1,210 Gas/Oil Intermediate
DNE COMBINED 2,778

DYNEGY GENERATION FACILITIES
(CONTINUED)
DYNEGY GENERATION FACILITIES
(CONTINUED)
Net Primary Dispatch
Region/Facility NERC Region Location Capacity Fuel Type Type
DSE
Calcasieu SERC (Southeast) Sulphur, LA 320 Gas Peaking
Heard County SERC (Southeast) Heard Cty, GA 495 Gas Peaking
Rockingham SERC (Southeast) Rockingham Cty, NC 825 Gas/Oil Peaking
DSE COMBINED 1,640
WEST
West Coast Power
(4)
Cabrillo I (Encina) WECC (West) Carlsbad, CA 480 Gas Intermediate
Cabrillo II WECC (West) San Diego, CA 87 Gas Peaking
El Segundo WECC (West) El Segundo, CA 335 Gas Intermediate
West Coast Power Combined 902
Black Mountain
(5)
WECC (West) Las Vegas, NV 43 Gas Baseload
WEST COMBINED 945
TEXAS
Cogen Lyondell ERCOT (Texas) Houston, TX 610 Gas Baseload
TEXAS COMBINED 610
TOTAL DYNEGY GENERATION 12,769
(6) DYN leases this facility.
(2) DYN owns a 50% interest in this facility and the remaining 50% interest is held by NRG Energy.
(3) DYN entered into a $920 mm sale-leaseback transaction for the Roseton facility and units 3 and 4 of the
Danskammer facility. Cash lease payments extend until 2029 and include $60.4 mm in 2004-2006, $107.5 mm in
2007, $144 mm in 2008, $141.3 mm in 2009 and $95.4 mm in 2010.  GAAP lease payments are $50.5 mm through
2030 and decrease until last GAAP lease payment in 2035.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100% interest, the Total Net Generating Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(5) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.
(4) DYN owns a 50% interest in each of these facilities through West Coast Power, L.L.C., a joint venture with
NRG Energy.  DYN's 50% interest in West Coast Power's Long Beach generation facility has not been included because this asset was retired effective January 1, 2005.